UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 4, 2012

Dorman Products, Inc.

(Exact name of Registrant as Specified in Charter)

Pennsylvania	000-18914	23-2078856
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3400 East Walnut Street, Colmar, Pennsylvania 18915

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (215) 997-1800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On December 4, 2012, the Board of Directors of Dorman Products, Inc. (the “Company”) declared a special cash dividend of $1.50 per share for those shareholders of record on December 17, 2012 to be paid on December 28, 2012. A copy of the press release dated December 5, 2012 announcing the special dividend is attached as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press Release dated December 5, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORMAN PRODUCTS, INC.

Date: December 5, 2012	By:	/s/ Matthew Kohnke
Name: Matthew Kohnke
Title: Chief Financial Officer